Exhibit 10.1

FIRST AMENDMENT

TO THE

HARTE-HANKS, INC.

2005 OMNIBUS INCENTIVE PLAN

This First Amendment (the “Amendment”) to the Harte-Hanks, Inc. (the “Company”) 2005 Omnibus Incentive Plan (the “Incentive Plan”) is entered into effective as of February 1, 2007.

1. Each capitalized term or phrase used but not otherwise defined herein has the meaning given to it in the Incentive Plan.

2. Section 17.1 is hereby amended to read in its entirety as follows:

“Change in Capital Structure. Subject to Section 17.4, in the event that the Board determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event including a Change of Control or Potential Change of Control, in the Board’s sole discretion, affects the Common Stock such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Board shall direct the Committee to, in such manner as it determines is equitable, adjust any or all of:

(a) The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Article IV);

(b) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(c) The grant or exercise price with respect to any Award; provided that no such adjustment shall be effected if it results in a repricing of a Stock Option or Stock Appreciation Right.”

3. Except as modified by this Amendment, all of the existing terms and provisions of the Incentive Plan shall continue in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed on its behalf by a duly authorized officer of the Company effective as of the date first written above.

HARTE-HANKS, INC.

By:	/s/ Dean H. Blythe
Dean H. Blythe, Executive Vice President and Chief
Financial Officer

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